UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

APNIMED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43422	82-1910611
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Apnimed, Inc.

39 John F. Kennedy Street, 4th Floor

Cambridge, MA 02138

(Address of principal executive offices, including zip code)

(617) 500-8880

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	APMD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 13, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Apnimed, Inc. (the “Company”), based on the recommendation of the Company’s management, concluded that the Company’s previously issued financial statements, as described below, should no longer be relied upon due to an error identified in the classification of the gain on the disposition of the Company’s equity method investment in Shionogi-Apnimed Sleep Science, LLC (“SASS”) for the three and six months ended June 30, 2026 as a gain in continuing operations rather than discontinued operations. The correction of such classification for such periods does not have any impact on revenue - related party, income (loss) from operations, total net income (loss), total net income (loss) per share, cash, total assets, total liabilities or stockholders' equity (deficit), or net cash flows from operating, investing and financing activities as previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

On April 6, 2026, the Company completed the disposition of its 50% interest in SASS to Shionogi & Co., Ltd. pursuant to a Membership Interest and Asset Purchase Agreement, dated March 23, 2026, as amended. The Company recognized a gain of $85.4 million on the sale of its equity method investment in SASS in each of the three and six months ended June 30, 2026. This gain was incorrectly classified within other income (expense) from continuing operations, rather than within discontinued operations in accordance with ASC 205-20, Discontinued Operations. The error affects the reported amounts of other income, net income (loss) from continuing operations before income taxes, net income (loss) from continuing operations, net income (loss) from discontinued operations and the related basic and diluted per share amounts, together with related disclosures (the “Misstatement”).

The Misstatement relates to the classification of the gain on the disposition of the Company’s equity method investment in SASS and requires correction of the Company’s previously issued unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2026 (the “Restated Periods”), included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2026 (the “Affected Report”). The Audit Committee concluded that it is appropriate to correct the Misstatement by restating the financial statements for the Restated Periods. The previously issued financial statements included in the Affected Report should no longer be relied upon, and any previously furnished or filed reports, earnings releases, investor presentations or similar communications of the Company describing such financial statements, as applicable, should no longer be relied upon.

The Company plans to restate the financial statements for the Restated Periods in an amendment to the Affected Report on Form 10-Q/A, including revisions to the related notes, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and controls and procedures disclosures, as appropriate. The Company intends to file the amendment on November 13, 2026.

Management is assessing the effect of this restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company has previously disclosed a material weakness in the Affected Report relating to ineffective control environment including a lack of formal documented risk assessment and monitoring controls, insufficient information technology controls, including access and change management controls over financial reporting, and a lack of sufficient levels of accounting personnel to maintain proper control activities over classification, valuation and disclosure of non-routine or complex transactions. Following the Company’s filing of the Affected Report, the Company has since hired 5 employees to strengthen its accounting function and internal controls. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As disclosed in the Affected Report, the Company’s principal executive officer and principal financial officer concluded that its disclosure controls and procedures were not effective as of June 30, 2026 at the reasonable assurance level as a result of the material weakness in internal control over financial reporting.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, included in this Form 8-K are forward-looking statements, including statements regarding the nature and extent of the accounting error and the expected impact of the error and the restatement on the Company’s financial statements and results of operations; the timing of the filing of an amendment to the Affected Report; the Company’s remediation plans; and any material weaknesses in the Company’s internal control over financial reporting or the effectiveness of the Company’s disclosure controls and procedures. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology.

Forward-looking statements are based on beliefs and assumptions by management and the Board of Directors of the Company, and on information currently available to them. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risk that additional information may arise related to the prior financial statements; that additional adjustments or affected periods may be identified; that completion and filing of the amendment to the Affected Report may take longer than expected; that remediation measures may not be effective; and that the Company may become subject to investigations or actions by governmental authorities or regulators, or stockholder lawsuits or claims. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including those disclosed under “Risk Factors” in the Affected Report and the Company’s subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apnimed, Inc.

Date: November 13, 2026	By:	/s/ Kevin R. Lind
Kevin R. Lind
Chief Executive Officer